UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
____________________
Form 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934
 ____________________
Date of Report (Date of earliest event reported): February 4, 2015
Accenture plc
(Exact name of Registrant as specified in its charter)

Ireland	001-34448	98-0627530
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
1 Grand Canal Square,
Grand Canal Harbour,
Dublin 2, Ireland
(Address of principal executive offices)
Registrant’s telephone number, including area code: (353) (1) 646-2000
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

          On February 4, 2015, Accenture plc (“Accenture”) held its 2015 annual general meeting of shareholders. A quorum was present at the meeting as required by Accenture’s Articles of Association. The following chart sets forth the number and percentage of votes cast for and against, and the number of abstention votes and broker non-votes, with respect to each matter voted upon by the shareholders:

		For		Against		Abstained	Broker Non-Votes
1.	To re-appoint the following directors:
	Jaime Ardila	465,374,991	99.87%	581,739	0.12%	2,449,683	28,167,056
	Dina Dublon	462,286,426	99.16%	3,884,839	0.83%	2,235,148	28,167,056
	Charles H. Giancarlo	463,205,307	99.39%	2,800,178	0.60%	2,400,928	28,167,056
	William L. Kimsey	462,194,291	99.17%	3,836,685	0.82%	2,375,437	28,167,056
	Marjorie Magner	463,652,404	99.49%	2,363,893	0.50%	2,390,116	28,167,056
	Blythe J. McGarvie	460,191,478	98.75%	5,811,566	1.24%	2,403,369	28,167,056
	Pierre Nanterme	450,906,000	96.99%	13,953,130	3.00%	3,547,283	28,167,056
	Gilles C. Pélisson	463,521,700	99.47%	2,453,098	0.52%	2,431,615	28,167,056
	Paula A. Price	465,229,808	99.83%	770,859	0.16%	2,405,746	28,167,056
	Wulf von Schimmelmann	418,866,936	89.88%	47,142,866	10.11%	2,396,611	28,167,056
	Frank K. Tang	465,560,716	99.90%	453,680	0.09%	2,392,017	28,167,056
2.	To approve, in a non-binding vote, the compensation of Accenture’s named executive officers	448,593,679	96.31%	17,141,136	3.68%	2,671,598	28,167,056
3.	To ratify, in a non-binding vote, the appointment of KPMG LLP (“KPMG”) as Accenture’s independent auditors and to authorize, in a binding vote, the Audit Committee of the Board of Directors (the “Board”), to determine KPMG’s remuneration	492,409,730	99.57%	2,121,607	0.42%	2,042,132	0
4.	To grant the Board the authority to issue shares under Irish law	489,746,291	99.03%	4,769,933	0.96%	2,057,245	0
5.	To grant the Board the authority to opt-out of statutory pre-emption rights under Irish law	462,598,437	99.23%	3,578,761	0.76%	2,229,215	28,167,056
6.	To authorize holding Accenture’s 2016 annual general meeting of shareholders at a location outside of Ireland	494,229,938	99.91%	412,000	0.08%	1,931,531	0
7.	To authorize Accenture and its subsidiaries to make open-market purchases of Accenture plc Class A ordinary shares under Irish law	492,411,183	99.53%	2,291,563	0.46%	1,870,723	0
8.	To determine the price range at which Accenture can re-issue shares that it acquires as treasury shares under Irish law	491,510,717	99.42%	2,829,029	0.57%	2,233,723	0
_______________
Percentages in chart may not total due to rounding.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: February 4, 2015	ACCENTURE PLC

	By:	/s/ Julie Spellman Sweet
	Name:	Julie Spellman Sweet
	Title:	General Counsel, Secretary & Chief Compliance Officer